Exhibit 10.50

OMNIBUS AMENDMENT AND WAIVER (this “Amendment”), dated as of October 25, 2004, by and among PW EAGLE, INC., a Minnesota corporation (the “Company”) and the warrant holders party to the Warrant Agreement dated as of September 20, 1999 and to the Warrant Agreement dated as of March 14, 2003 referred to below on the date hereof (the “Holders”).

WHEREAS, the Company and the Holders are parties to a Warrant Agreement, dated as of September 20, 1999 and to a Warrant Agreement dated as of March 14, 2003 (collectively, the “Warrant Agreements”) pursuant to which the Holders were issued warrants to purchase shares of Common Stock or Class B Common Stock of the Company; and

WHEREAS, the Company and the Holders are parties to a Securities Purchase Agreement, dated as of September 20, 1999 (as amended, supplemented or otherwise modified through the date hereof, including pursuant to Amendments No. 1 through No. 12, the “Purchase Agreement”) pursuant to which the Holders purchased $32,500,000 principal amount of the Company’s senior subordinated notes (the “Notes”);

WHEREAS, the Company desires to pay the Holders the unpaid principal balance plus accrued but unpaid interest and applicable prepayment premium such that all Obligations under the Notes and the Purchase Agreement are satisfied in full prior to their Maturity;

WHEREAS, the Company has requested, and the Holders party hereto are willing (subject to the terms and conditions hereof), to amend and waive certain provisions of the Warrant Agreements in exchange for payment of the Obligations and execution by PW Poly (as defined below) of that certain Put and Call Agreement of even date herewith, all as provided herein;

NOW, THEREFORE, the parties hereto agree as follows:

1. Defined Terms.

(a) Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Warrant Agreements.

(b) Section 1.1 of the Warrant Agreements shall be amended by adding the following new definitions to read in their entireties as follows:

““2004 Registration Rights Agreement” means that certain Registration Rights Agreement dated on or about the date hereof between the Company and the holders of the 2004 Warrants.”

““2004 Subordinated Notes” means collectively the senior subordinated note in the original principal amount of $16,000,000 and the junior subordinated note in the original principal amount of $8,000,000 executed by the Company in favor of the purchasers thereof dated on or about the date hereof.”

““2004 Warrants” means the Warrants issued under that certain Warrant Agreement dated on or about the date hereof between the Company and the holders of the 2004 Subordinated Notes.”

““2004 Warrant Agreement” means that certain Warrant Agreement dated on or about the date hereof between the Company and the holders of the 2004 Subordinated Notes.”

““Permitted Spell Group” means Harry W. Spell, Bruce A. Richard and Richard W. Perkins.”

““PW Poly Spinoff” means the transaction consisting of the sale of certain of the outstanding shares of capital stock of USPoly Company f/k/a PW Poly Corp. (“PW Poly”) and the distribution of all of the remaining shares of capital stock of PW Poly or the cash received from the sale of such shares to the shareholders and certain holders of warrants to purchase shares of the Company.”

““Significant Transfer” means a Transfer of shares of Common Stock, taken together with all prior Transfers of shares of Common Stock from and after October 25, 2004, equal to or in excess of ten percent (10%) of the aggregate number of shares of Common Stock held on October 25, 2004 by all members of the Spell Group.”

2. Amendment to Anti-Dilution Rights. Sections 5.8(g) of the Warrant Agreements are hereby amended by striking the word “and” following the phrase “Class B Common Stock” within subsection (c) and by the addition of the following text immediately after the reference to “and are listed on Schedule 2.4(g)” within subsection (d):

“, and (e) the issuance of the 2004 Warrants or the issuance from time to time of shares of Common Stock upon the exercise of any of the 2004 Warrants.”

3. Waiver of Right of First Offer. The Holders hereby waive any and all rights of first offer pursuant to Sections 6.2 of the Warrant Agreements relating to the issuance and sale of the 2004 Subordinated Notes and the 2004 Warrants, and any shares of Common Stock upon exercise of any of the 2004 Warrants.

4. Amendment to Tag Along Rights. Sections 6.3(a) and (c) of the Warrant Agreements are hereby amended in their entireties as follows:

“(a) Right to Sell.

(i) With respect to any proposed Transfer of Common Stock by William H. Spell (including without limitation, (i) any Transfer by his majority-controlled Affiliates or member of Family Group and (ii) any Transfer to the Company or any of its Subsidiaries, but in each case excluding any Excluded Transaction), William H. Spell (or such majority-controlled Affiliate or Family Group member, as the case may be) shall have the obligation, and each Holder shall have the right, to require the proposed transferee to offer to purchase from such Holder, at the same price per share (less, in the case of a purchase of Warrants, the Exercise Price) and upon the same terms and conditions of sale offered to William H. Spell (or such majority-controlled Affiliate or Family Group member, as the case may be), up to a number of Warrant Shares (issued or represented by outstanding Warrants) equal to the product (rounded to the nearest whole number) obtained by multiplying (i) a fraction, the numerator of which is the number of shares of Common Stock proposed to be transferred by William H. Spell (or such majority-controlled Affiliate or Family Group member, as the case may be) and the denominator of which is the total number of shares of Common Stock held by William H. Spell (or such majority-controlled Affiliate or Family Group member, as the case may be), by (ii) the aggregate number of Warrant Shares (issued or represented by outstanding Warrants) then held by such Holder. At least 20 Business Days prior to any Transfer of Common Stock (other than an Excluded Transaction) by William H. Spell (or such majority-controlled Affiliate or Family Group member, as the case may be), he (or such majority-controlled Affiliate or Family Group member, as the case may be) shall provide notice to each Holder specifying (A) the maximum number of shares of Common Stock to be transferred, (B) the name and address of the proposed transferee, (C) the form of consideration and terms and conditions thereof, (D) the number of shares which such Holder may require the proposed purchaser to purchase from it in accordance with this Section 6.3, and (E) a representation and warranty by him (or such majority-controlled Affiliate or Family Group member, as the case may be) that the proposed transferee has been informed of the “tag-along” rights provided herein and that he will not Transfer shares unless such transferee has agreed to purchase all shares required to be purchased from the Holders hereunder. Any Transfer of Common Stock by William H. Spell (or such majority-controlled Affiliate or Family Group member, as the case may be) shall not be consummated until (and shall be void ab initio unless) the provisions of this Section 6.3 shall have been complied with.

(ii) With respect to any proposed Significant Transfer of Common Stock by any member of the Permitted Spell Group (including without limitation, (i) any Significant Transfer by a majority-controlled Affiliate of such Person or any member of such Person’s Family Group and (ii) any Significant Transfer to the Company or any of its Subsidiaries, but in each case excluding any Excluded

Transaction), such member of the Permitted Spell Group (or such majority-controlled Affiliate or Family Group member, as the case may be) shall have the obligation, and each Holder shall have the right, to require the proposed transferee to offer to purchase from such Holder, at the same price per share (less, in the case of a purchase of Warrants, the Exercise Price) and upon the same terms and conditions of sale offered to such member of the Permitted Spell Group (or such majority-controlled Affiliate or Family Group member, as the case may be), up to a number of Warrant Shares (issued or represented by outstanding Warrants) equal to the product (rounded to the nearest whole number) obtained by multiplying (i) a fraction, the numerator of which is the number of shares of Common Stock proposed to be transferred by such member of the Permitted Spell Group (or such majority-controlled Affiliate or Family Group member, as the case may be) and the denominator of which is the total number of shares of Common Stock held by such member of the Permitted Spell Group (or such majority-controlled Affiliate or Family Group member, as the case may be), by (ii) the aggregate number of Warrant Shares (issued or represented by outstanding Warrants) then held by such Holder. At least 20 Business Days prior to any Significant Transfer of Common Stock (other than an Excluded Transaction) by any member of the Permitted Spell Group (or such majority-controlled Affiliate or Family Group member, as the case may be), such member of the Permitted Spell Group (or such majority-controlled Affiliate or Family Group member, as the case may be) shall provide notice to each Holder specifying (A) the maximum number of shares of Common Stock to be transferred, (B) the name and address of the proposed transferee, (C) the form of consideration and terms and conditions thereof, (D) the number of shares which such Holder may require the proposed purchaser to purchase from it in accordance with this Section 6.3, and (E) a representation and warranty by such member of the Permitted Spell Group (or such majority-controlled Affiliate or Family Group member, as the case may be) that the proposed transferee has been informed of the “tag-along” rights provided herein and that such member of the Permitted Spell Group will not Transfer shares unless such transferee has agreed to purchase all shares required to be purchased from the Holders hereunder. Any Significant Transfer of Common Stock by any member of the Permitted Spell Group (or such majority-controlled Affiliate or Family Group member, as the case may be) shall not be consummated until (and shall be void ab initio unless) the provisions of this Section 6.3 shall have been complied with.”

“(c) Additional Sales.

(i) If at any time prior to a proposed Transfer, William H. Spell wishes to Transfer a greater number of shares than that originally proposed, he shall notify each Holder immediately of the additional number of shares being proposed for Transfer. Each Holder may require the proposed transferee to purchase from such Holder a number of additional Warrant Shares (issued or represented by outstanding Warrants) determined in accordance with Section 6.3(a)(i) above, but based upon the number of additional shares the proposed transferee desires to purchase. The additional tag-along rights provided by this Section 6.3(c)(i) shall be exercised by any Holder within ten Business Days following the date of the giving of the supplementary notice by William H. Spell by delivery of written notice indicating its desire to exercise its additional rights under this Section 6.3(c)(i) and the number of shares such Holder wishes to Transfer, if less than the number which such Holder is entitled to Transfer under Section 6.3(a)(i) and this Section 6.3(c)(i).

(ii) Additional Sales. If at any time prior to a proposed Significant Transfer such member of the Permitted Spell Group wishes to Transfer a greater number of shares than that originally proposed, such member of the Permitted Spell Group shall notify each Holder immediately of the additional number of shares being proposed for Transfer. Each Holder may require the proposed transferee to purchase from such Holder a number of additional Warrant Shares (issued or represented by outstanding Warrants) determined in accordance with Section 6.3(a)(ii) above, but based upon the number of additional shares the proposed transferee desires to purchase. The additional tag-along rights provided by this Section 6.3(c)(ii) shall be exercised by any Holder within ten Business Days following the date of the giving of the supplementary notice by such member of the Permitted Spell Group by delivery of written notice indicating its desire to exercise its additional rights under this Section 6.3(c)(ii) and the number of shares such Holder wishes to Transfer, if less than the number which such Holder is entitled to Transfer under Section 6.3(a)(ii) and this Section 6.3(c)(ii).”

5. Amendment to Financial Statements. Sections 7.2 of the Warrant Agreements are hereby amended in their entireties as follows: “7.2 Intentionally Omitted.”

6. Amendment to Information Rights. Sections 7.3 of the Warrant Agreements are hereby amended to provide that the rights available pursuant to such Sections shall be available to the MassMutual Holders. The Chase Holders hereby waive all rights from and after the date hereof pursuant to Sections 7.3 of the Warrant Agreements.

7. Amendment to Redemptions. Sections 7.7 of the Warrant Agreements are hereby amended by striking the word “and” following the phrase “in connection therewith;” within subsection (ii) and by the addition of the following text immediately after the reference to “other officers, employees and directors” within subsection (iii):

“(iv) the redemption or repurchase of the 2004 Warrants or of any of the 366,651 shares of Capital Stock issuable upon the exercise of any of the 2004 Warrants (subject to adjustment as provided in the 2004 Warrants as in effect on the Effective Date) pursuant to the provisions of Section 6.4 under the 2004 Warrant Agreement; and

(v) the PW Poly Spinoff to the extent the requirements of Section 6.1 are satisfied in connection therewith.”

8. Listing of Warrant Shares. New Sections 7.10 are added to the Warrant Agreements as follows:

“7.10 Listing of Warrant Shares.

The Company shall, as promptly as practicable after the Closing, secure the listing of all of the Warrant Shares upon each securities exchange and automated quotation system (including without limitation the NASDAQ National Market), if any, upon which shares of Common Stock of the Company are then listed (subject to official notice of issuance) and shall maintain, so long as any other share of Common Stock shall be so listed, such listing of all Warrant Shares. The Company shall use its best efforts to maintain the Common Stock’s listing on either the NASDAQ National Market, a national securities exchange or other national market or interdealer quotation system (including, without limitation, the NADSAQ Small-Cap Market and the OTC Bulletin Board) unless the Board determines it is not in the best interests of the Company and its shareholders to maintain any such listing. Upon the request of any Holder, the Company shall provide such Holder, promptly following receipt thereof, with copies of any notice it receives from the NASDAQ National Market or any other securities exchange or other market or interdealer quotation system regarding the continued eligibility of the Common Stock for listing on such market, securities exchange or system. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 7.10.”

9. Effectiveness of this Amendment. This Amendment shall become effective on the Effective Date (as defined in the Amendment No. 13 and Termination Agreement in respect of the Securities Purchase Agreement).

10. Miscellaneous.

(a) This Amendment is limited as specified and shall not constitute an amendment, modification or waiver of any other provision of the Warrant Agreements.

(b) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Facsimile counterpart signatures to this Amendment shall be acceptable and binding.

(c) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(d) The headings used herein are for convenience of reference only and shall not affect the construction of, nor shall they be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this OMNIBUS AMENDMENT AND WAIVER to be duly executed and delivered as of the date first above written.

PW EAGLE, INC.

By:	/s/ Dobson West
Name: Dobson West
Title: Secretary

J.P. MORGAN PARTNERS (23A SBIC), LLC

By:	J.P. MORGAN PARTNERS (23A SBIC MANAGER), INC., Its Managing Member

By:	/s/ Richard Waters
Name: Richard Waters
Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management, LLC as Investment Advisor

By:	/s/ Charles C. McCobb, Jr.
Name: Charles C. McCobb, Jr.
Title: Managing Director

MASSMUTUAL CORPORATE INVESTORS

By:	/s/ Charles C. McCobb, Jr.
Name: Charles C. McCobb, Jr.
Title: Vice President

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Signature page to Omnibus Amendment and Waiver

The foregoing is executed on behalf of MassMutual Corporate Investors, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort to be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust’s property only shall be bound.

MASSMUTUAL PARTICIPATION INVESTORS

By:	/s/ Charles C. McCobb, Jr.
Name: Charles C. McCobb, Jr.
Title: Vice President

The foregoing is executed on behalf of MassMutual Corporate Investors, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort to be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust’s property only shall be bound.

MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED

By:	Babson Capital Management, LLC under delegated authority from Massachusetts Mutual Life Insurance Company, as Investment Manager

By:	/s/ Charles C. McCobb, Jr.
Name: Charles C. McCobb, Jr.
Title: Managing Director

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Signature page to Omnibus Amendment and Waiver